EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of electroCore, Inc, (the “Company”) for the period ended September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Michael Fox, as Co-Chief Executive Officer and President of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to the best of my knowledge:

1.	The Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2026	/s/ Michael Fox
Michael Fox
Co-Chief Executive Officer, President and Chief Operating Officer
(Principal Executive Officer)